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                             PRINCETON UNIVERSITY,
                               RESEARCH AGREEMENT
                                 Amendment No. 2
                                 April 11, 2002

The Trustees of Princeton University ("Princeton") and Universal Display Corporation ("Sponsor") having previously entered into a Research Agreement effective August 1, 1997, as amended by Amendment No. 1 (the "Agreement") do mutually agree to amend the Agreement as follows:

     1. Section 1 is amended to include the Statement of Work outlined in Exhibit A, entitled "Research on Advanced Organic Thin Film Devices for Displays and Organic Electronics, UDC Phase 3 Work Plan", last revised on April 11, 2002.

     2. Section 3 is amended by deleting "July 30, 2002" and inserting "July 30, 2007" in lieu thereof.

     3. Section 4 is amended by deleting the first sentence and inserting in lieu thereof: "Princeton shall be reimbursed by Sponsor for all costs incurred in connection with the research at a maximum level of $7,477,993. As of the effective date of this Amendment, all financial obligations for research from Phase 1 or Phase 2 shall cease, and any funds remaining at Princeton shall be applied to year 1 of Phase 3 and be credited against the $7,477,993.

     4. In accordance with the terms and conditions of Section 7, UDC's exclusive rights to inventions resulting from this project shall be extended to cover all work described in this Phase 3 Scope of Work, i.e., the field of thin film organic electronics, appended herein. No other commercial entity will fund the PI's work in this area.

     5.  Section 13 is amended by deleting the name of "Professor Paul Burrows"

     6. The Agreement with the University of Southern California (USC) referenced in Section 20 shall be amended by Princeton and USC to provide that Princeton's subcontract with USC is extended in accordance with this Amendment and the Statement of Work.

     7. Interest shall accrue on the amounts paid by Sponsor until spent by the University. The accrued interest shall be used to support this project.

     8.  This Amendment shall be effective as of August 1,2002.

     9. Except as specifically modified by this Amendment, all of the provisions of the Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.
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UDC Inc., a wholly owned subsidiary of Universal Display Corporation


By:      /s/ Sherwin I. Seligsohn                      (Date)        14 May 02
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         Sherwin I. Seligsohn, Chairman of the Board and Chief Executive Officer


By:      /s/ Steven V. Abramson                        (Date)        14 May 02
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         Steven V. Abramson, President and Chief Operating Officer



The Trustees of Princeton University


By:      /s/ Amy Gutmann                               (Date)        14 May 02
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         Amy Gutmann, Provost


By:      /s/ James Wei                                 (Date)        14 May 02
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         James Wei, Dean of the School of Engineering and Applied Sciences


By:      /s/ Stephen Forrest                           (Date)        14 May 02
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         Stephen R. Forrest, Professor and Principal Investigator